----------------------------------------

DELCHESTER FUND

----------------------------------------

A CLASS
----------------------------------------

B CLASS
----------------------------------------


C CLASS
----------------------------------------

INSTITUTIONAL CLASS
----------------------------------------

CLASSES OF DELAWARE GROUP
----------------------------------------

DELCHESTER HIGH-YIELD BOND FUND, INC.
----------------------------------------










PART B

STATEMENT OF
ADDITIONAL INFORMATION

----------------------------------------


  NOVEMBER 29, 1995








                                                                        DELAWARE
                                                                        GROUP
                                                                        --------

The Delaware Group includes funds with a wide range of investment objectives. Stock funds, income funds, tax-free funds, money market funds, global and international funds and closed-end equity funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, shareholders of the Fund Classes should contact their financial adviser or call Delaware Group at 800-523-4640, in Philadelphia call 215-988-1333 and shareholders of the Institutional Class should contact Delaware Group at 800-828-5052.



INVESTMENT MANAGER
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA 19103
NATIONAL DISTRIBUTOR

Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA 19103
SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA 19103
LEGAL COUNSEL
Stradley, Ronon, Stevens & Young
One Commerce Square
Philadelphia, PA 19103
INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103
CUSTODIAN
Morgan Guaranty Trust Company of New York
60 Wall Street
New York, NY 10260

------------------------------------------------------------

            PART B--STATEMENT OF ADDITIONAL INFORMATION
                                NOVEMBER 29, 1995
------------------------------------------------------------

DELAWARE GROUP

------------------------------------------------------------

DELCHESTER HIGH-YIELD BOND FUND, INC.

------------------------------------------------------------
1818 MARKET STREET
PHILADELPHIA, PA 19103
------------------------------------------------------------
FOR MORE INFORMATION ABOUT THE
   DELCHESTER FUND INSTITUTIONAL CLASS:
   800-828-5052

FOR PROSPECTUS AND PERFORMANCE
OF THE DELCHESTER FUND A CLASS,
THE DELCHESTER FUND B CLASS AND
THE DELCHESTER FUND C CLASS:
    NATIONWIDE 800-523-4640

    PHILADELPHIA 215-988-1333

INFORMATION ON EXISTING ACCOUNTS
OF THE DELCHESTER FUND A CLASS,
THE DELCHESTER FUND B CLASS AND
THE DELCHESTER FUND C CLASS:
       (SHAREHOLDERS ONLY)
    NATIONWIDE 800-523-1918

    PHILADELPHIA 215-988-1241
DEALER SERVICES:
       (BROKER/DEALERS ONLY)
    NATIONWIDE 800-362-7500

    PHILADELPHIA 215-988-1050
------------------------------------------------------------
TABLE OF CONTENTS
------------------------------------------------------------
COVER PAGE
------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
------------------------------------------------------------
PERFORMANCE INFORMATION
------------------------------------------------------------
TRADING PRACTICES AND BROKERAGE
------------------------------------------------------------
PURCHASING SHARES
------------------------------------------------------------
INVESTMENT PLANS
------------------------------------------------------------

DETERMINING OFFERING PRICE AND
   NET ASSET VALUE
------------------------------------------------------------
REDEMPTION AND REPURCHASE
------------------------------------------------------------
DIVIDENDS AND REALIZED SECURITIES
   PROFITS DISTRIBUTIONS
------------------------------------------------------------
TAXES
------------------------------------------------------------
INVESTMENT MANAGEMENT AGREEMENT
------------------------------------------------------------
OFFICERS AND DIRECTORS
------------------------------------------------------------
EXCHANGE PRIVILEGE
------------------------------------------------------------
GENERAL INFORMATION
------------------------------------------------------------
APPENDIX A -- IRA INFORMATION
------------------------------------------------------------
FINANCIAL STATEMENTS
------------------------------------------------------------

     Delaware Group Delchester High-Yield Bond Fund, Inc. (the "Fund") is a professionally-managed mutual fund. The Fund offers four classes (individually, a "Class" and collectively, the "Classes") of shares -- Delchester Fund A Class (the "Class A Shares"), Delchester Fund B Class (the "Class B Shares") and Delchester Fund C Class ("Class C Shares") (together, the "Fund Classes") and Delchester Fund Institutional Class (the "Institutional Class"). Class B Shares, Class C Shares and Institutional Class shares may be purchased at a price equal to the next determined net asset value per share. Class A Shares may be purchased at the public offering price, which is equal to the next determined net asset value per share, plus a front-end sales charge. Class A Shares are subject to a maximum front-end sales charge of 4.75% and annual 12b-1 Plan expenses of up to .30%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") which may be imposed on redemptions made within six years of purchase and annual 12b-1 Plan expenses of up to 1%, which are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Buying Shares in the Fund Classes' Prospectus. Class C Shares are subject to a CDSC which may be imposed on redemptions made within twelve months of purchase and annual 12b-1 Plan expenses of up to 1%, which are assessed against the Class C Shares for the life of the investment. All references to "shares" in this Statement of Additional Information ("Part B" of the registration statement) refer to all Classes of shares of the Fund, except where noted.


     This Part B supplements the information contained in the current Prospectus for the Fund Classes dated November 29, 1995 and the current Prospectus for the Institutional Class dated November 29, 1995, as they may be amended from time to time. It should be read in conjunction with the respective Class' Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' Prospectus. A Prospectus relating to the Fund Classes and a Prospectus relating to the Institutional Class may be obtained by writing or calling your investment dealer or by contacting the Fund's national distributor, Delaware Distributors, L.P. (the "Distributor"), 1818 Market Street, Philadelphia, PA 19103.

INVESTMENT OBJECTIVE AND POLICIES

     The Fund seeks to earn and pay shareholders as high a current income as is consistent with providing reasonable safety. The Fund's investment objective is a fundamental policy and cannot be changed without shareholder approval.

     In investing for income and safety of principal, the emphasis in selection will be on securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The types of securities in which the Fund invests are subject to price fluctuations particularly due to changes in interest rates. Management will seek to achieve the Fund's objective by investing at least 80% of the Fund's assets at time of purchase in:

     (1) Corporate Bonds. The Fund will invest in both rated and unrated bonds. Unrated bonds may be more speculative in nature than rated bonds; or


     (2) Government Securities. Securities of, or guaranteed by, the U.S. Government, its agencies or instrumentalities; or


     (3) Commercial Paper. Commercial paper of companies having, at the time of purchase, an issue of outstanding debt securities rated as described above or commercial paper rated A-1 or A-2 by Standard & Poor's Rating Group ("Standard & Poor's") or rated P-1 or P-2 by Moody's Investors Service, Inc.
("Moody's").

     Appendix B to the Class A, Class B and Class C Shares' Prospectus and Appendix A to the Institutional Class' Prospectus describes the ratings of Standard & Poor's and Moody's and provides information concerning the ratings of the securities in the Fund's portfolio.

     As a matter of practice, the Fund has consistently invested more than 80% of its assets in such securities. With respect to the remaining assets, if any, that the Fund may invest in other securities, the Fund must invest in income-producing securities, including common stocks and preferred stocks some of which may have convertible features or attached warrants. Additionally, from time to time for temporary defensive purposes, the Fund may hold a substantial portion of its assets in cash or short-term obligations for an appreciable period of time when market conditions warrant and the Fund is anticipating higher interest rates. Currently, the Fund's assets are invested primarily in unrated bonds and bonds rated BBB or lower by Standard & Poor's or Baa or lower by Moody's


     The Fund will not invest more than 5% of the value of its assets in securities of any one company (except U.S. Government bonds) or purchase more than 10% of the voting or nonvoting securities of any one company. It will not invest more than 25% of its assets in any one particular industry.

The Fund may purchase privately-placed debt and other securities whose resale is restricted under applicable securities laws. Such restricted securities generally offer a higher return than comparable registered securities but involve some additional risk since they can be resold only in privately-negotiated transactions or after registration under applicable securities laws. The registration process may involve delays which could result in the Fund obtaining a less favorable price on a resale. The Fund will not purchase illiquid assets, including restricted securities, if more than 10% of its total assets would then consist of such illiquid securities. While the Fund is permitted to do so, it normally does not borrow money or invest in repurchase agreements, except to invest cash balances.

     A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Fund, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase agreements to those which Delaware Management Company, Inc. (the "Manager"), under the guidelines of the Board of Directors, determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of at least 100% of the repurchase price, including the portion representing the Fund's yield under such agreements, which is monitored on a daily basis.

     The funds in the Delaware Group have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the Investment Company Act of 1940 to allow the Delaware Group funds jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

     Investment securities will not normally be purchased while the Fund has an outstanding borrowing.

PORTFOLIO LOAN TRANSACTIONS

     The Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.


     It is the understanding of the Manager that the staff of the Securities and Exchange Commission permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. Government securities, or irrevocable letters of credit payable by banks acceptable to the Fund from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund; 3) the Fund must be able to terminate the loan after notice, at any time;
4) the Fund must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Fund may pay reasonable custodian fees in connection with the loan; 6) the voting rights on the lent securities may pass to the borrower; however, if the directors of the Fund know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the directors to vote the proxy.

     The major risk to which the Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

INVESTMENT RESTRICTIONS

     The Fund has the following investment restrictions which may not be amended without approval of a majority of the outstanding voting securities, which is the lesser of more than 50% of the outstanding voting securities, or 67% of the voting securities present at a shareholder meeting if 50% or more of the voting securities are present in person or represented by proxy. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.


      1. The Fund will not invest more than 5% of the value of its assets in securities of any one company (except U.S. Government bonds) or purchase more than 10% of the voting or nonvoting securities of any one company.

      2. The Fund will not invest for the purpose of acquiring control of any company.

      3. The Fund will not purchase or retain securities of a company which has an officer or director who is an officer or director of the Fund, or an officer, director or partner of its investment manager if, to the knowledge of the Fund, one or more of such persons owns beneficially more than 1/2 of 1% of the shares of the company, and in the aggregate more than 5% thereof.

      4.  The Fund will not invest in securities of other investment companies.

      5. The Fund will not make any investment in real estate. This restriction does not preclude the Fund's purchase of securities issued by real estate investment trusts.

      6.  The Fund will not sell short any security or property.

      7.  The Fund will not buy or sell commodities or commodity contracts.

      8. The Fund will not borrow money in excess of 10% of the value of its assets and then only as a temporary measure for extraordinary or emergency purposes. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday and holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Fund shall not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks.

      9. The Fund will not make loans. However, (i) the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, or of other securities authorized to be purchased by the Fund's investment policies, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund; and (ii) the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales and other security transactions.

     10. The Fund will not invest in the securities of companies which have a record of less than three years' continuous operation, including any predecessor company or companies, if such purchase at the time thereof would cause more than 5% of the total Fund assets to be invested in the securities of such company or companies.

     11. The Fund will not act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933.

     12. No long or short positions on shares of the Fund may be taken by its officers, directors or any of its affiliated persons. Such persons may buy shares of the Fund for investment purposes, however, as described under Purchasing Shares.

     13. The Fund will not invest more than 25% of its assets in any one particular industry.

     Although not a fundamental investment restriction, the Fund currently does not invest its assets in real estate limited partnerships or oil, gas and other mineral leases.

PERFORMANCE INFORMATION*


     From time to time, the Fund may state each Class' total return in advertisements and other types of literature. Any statements of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-, five- and ten-year (or life-of-fund, if applicable) periods. The Fund may also advertise aggregate and average total return information of each Class over additional periods of time.

     The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:


                                      n
                              P(1 + T)  = ERV
Where:      P =     a hypothetical initial purchase order of $1,000 from which, in the case of only Class A Shares, the maximum front-end sales charge is deducted;

            T =     average annual total return;

            n =     number of years;

          ERV = redeemable value of the hypothetical $1,000 purchase at the end of the period after the deduction of the applicable CDSC, if any, with respect to Class B Shares and Class C Shares.



* In the case of Class A Shares, the Limited CDSC applicable to only certain redemptions of those shares will not be deducted from any computation of total return. See the Prospectus for the Fund Classes for a description of the Limited CDSC and the limited instances in which it applies. All references to contingent deferred sales charges or a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares.

     Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to the Class A Shares, and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, the Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.


     The performance of Class A Shares and the Institutional Class, as shown below, is the average annual total return quotations for the one-, three-, five-, ten- and fifteen-year periods ended July 31, 1995, and for the life of these Classes, computed as described above. The average annual total return for Class A Shares at offer reflects the maximum front-end sales charges paid on the purchase of shares. The average annual total return for Class A Shares at net asset value (NAV) does not reflect the payment of any front-end sales charge. Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

     Pursuant to applicable regulation, total return shown for the Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of Class A Shares and adjusting it to reflect the elimination of all sales charges. However, for those periods, no adjustment has been made to eliminate the impact of 12b-1 payments, and performance may have been affected had such an adjustment been made.

     The performance of Class B Shares, as shown below, is the average annual total return quotation for the one-year period ended July 31, 1995 and for the life of this Class. The average annual total return for Class B Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at July 31, 1995. The average annual total return for the Class B Shares excluding deferred sales charge assumes the shares were not redeemed at July 31, 1995 and therefore does not reflect the deduction of a CDSC.

                          AVERAGE ANNUAL TOTAL RETURN
                     CLASS A      CLASS A
                     SHARES       SHARES   INSTITUTIONAL
                   (AT OFFER)    (AT NAV)      CLASS(1)

1 year ended
7/31/95               3.33%        8.46%        8.72%

3 years ended
7/31/95               6.32%        8.04%        8.27%

5 years ended
7/31/95              11.28%       12.35%       12.62%

10 years ended
7/31/95              10.17%       10.71%       10.91%

15 years ended
7/31/95              11.14%       11.50%       11.64%

Period 8/20/70(2)
through 7/31/95       9.44%        9.65%        9.73%



                 CLASS B SHARES             CLASS B SHARES
               (INCLUDING DEFERRED       (EXCLUDING DEFERRED
                  SALES CHARGE)              SALES CHARGE)

1 year ended
7/31/95             3.75%                     7.64%

Period 5/2/94(3)
through 7/31/95     1.73%                     4.69%



(1) Date of initial public offering of the Institutional Class was June 1, 1992.

(2)  Date of initial public offering of Class A Shares.

(3)  Date of initial public offering of Class B Shares.


     Information regarding the performance of Class C Shares is not shown because such shares were not offered to the public prior to the date of this Part B.


     As stated in the Fund's Prospectuses, the Fund may also quote each Class' current yield in advertisements and investor communications.

     The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                    a -- b
                                    ------   6
                         YIELD = 2[( cd + 1)  -- 1]

Where:    a =  dividends and interest earned during the period;

          b =  expenses accrued for the period (net of reimbursements);

          c = the average daily number of shares outstanding during the period that were entitled to receive dividends;

          d = the maximum offering price per share on the last day of the period.


     The above formula will be used in calculating quotations of yield of each Class, based on specified 30-day periods identified in advertising by the Fund. The yields of the Class A Shares, the Class B Shares and the Institutional Class as of July 31, 1995 using this formula were 8.67%, 8.32% and 9.37%, respectively. Yield calculations assume the maximum front-end sales charge, if any, and do not reflect the deduction of any contingent deferred sales charge. Actual yield on Class A Shares may be affected by variations in sales charges on investments. Information regarding the performance of Class C Shares is not shown because such shares were not offered to the public prior to the date of this Part B.

     Past performance, such as is reflected in quoted yields, should not be considered as a representation of the results which may be realized from an investment in any class of the Fund in the future.

     Investors should note that the income earned and dividends paid by the Fund will vary with the fluctuation of interest rates and performance of the portfolio. The net asset value of the Fund may change. Unlike money market funds, the Fund invests in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. The Fund's net asset value will tend to rise when interest rates fall. Conversely, the

Fund's net asset value will tend to fall as interest rates rise. Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held in the Fund will vary from day to day and investors should consider the volatility of the Fund's net asset value as well as its yield before making a decision to invest.


     The Fund's average weighted portfolio maturity at July 31, 1995 was 7 years.


     Statistical and performance information and various indices compiled and maintained by organizations such as the following may also be used in preparing exhibits comparing certain industry trends and competitive mutual fund performance to comparable Fund activity and performance and in illustrating general financial planning principles. From time to time, certain mutual fund performance ranking information, calculated and provided by these organizations, may also be used in the promotion of sales of the Fund. Any indices used are not managed for any investment goal.

     CDA Technologies, Inc., Lipper Analytical Services, Inc. and Morningstar, Inc. are performance evaluation services that maintain statistical performance databases, as reported by a diverse universe of independently-managed mutual funds.

     Ibbotson Associates, Inc. is a consulting firm that provides a variety of historical data including total return, capital appreciation and income on the stock market as well as other investment asset classes, and inflation. With their permission, this information will be used primarily for comparative purposes and to illustrate general financial planning principles.

     Interactive Data Corporation is a statistical access service that maintains a database of various international industry indicators, such as historical and current price/earning information, individual equity and fixed income price and return information.

     Compustat Industrial Databases, a service of Standard & Poor's, may also be used in preparing performance and historical stock and bond market exhibits. This firm maintains fundamental databases that provide financial, statistical and market information covering more than 7,000 industrial and non-industrial companies.

     Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations.

     Current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.15), may also be used. In addition, current rate information on municipal debt obligations of various durations, as reported daily by the Bond Buyer, may also be used. The Bond Buyer is published daily and is an industry-accepted source for current municipal bond market information.

     From time to time, the Fund may quote actual total return performance for each Class in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. For example, the performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees, offered by leading banks and thrifts as monitored by Bank Rate Monitor, and those of generally-accepted corporate bond and government security price indices of various durations prepared by Lehman Brothers and Salomon Brothers, Inc. These indices are not managed for any investment goal. Comparative information on the Consumer Price Index may also be included. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.


     The total return performance for each Class of the Fund will reflect the appreciation or depreciation of principal, reinvestment of income and any capital gains distributions paid during any indicated period, and the impact of the maximum front-end sales charge, in the case of Class A Shares, if any, paid on the illustrated investment amount, annualized. The results will not reflect any income taxes, if applicable, payable by shareholders on the reinvested distributions included in the calculations. The performance of Class B Shares is calculated both with the applicable CDSC included and excluded. The net asset value of the Fund fluctuates so shares, when redeemed, may be worth more or less than the original investment, and the Fund's results should not be considered as representative of future performance.

     The following table is an example, for purposes of illustration only, of cumulative total return performance for Class A Shares and the Institutional Class for the three-, six- and nine-month periods ended July 31, 1995, the one-, three-, five-, ten- and fifteen-year periods ended July 31, 1995 and for the life of these Classes. Cumulative total return for Class B Shares for the three- , six- and nine-month periods ended July 31 1995, the one-year period ended July 31, 1995 and for the life of this Class is also provided below. Information regarding the performance of Class C Shares is not shown because such shares were not offered to the public prior to the date of this Part B.


                                 CUMULATIVE TOTAL RETURN
                          CLASS A                       CONSUMER
                          SHARES      INSTITUTIONAL      PRICE
                        (AT OFFER)     CLASS(2)         INDEX(3)
3 months ended
7/31/95                   (1.27%)         3.72%          0.40%

6 months ended
7/31/95                    4.14%          9.44%          1.46%

9 months ended
7/31/95                    4.14%          9.54%          2.01%

1 year ended
  7/31/95                  3.33%          8.72%          2.76%

3 years ended
  7/31/95                 20.20%         26.93%          8.54%

5 years ended
  7/31/95                 70.61%         81.19%         16.95%

10 years ended
  7/31/95                163.48%        181.69%         41.52%

15 years ended
7/31/95                  387.33%        421.24%         84.36%

Period  8/20/70(1)
through 7/31/95          848.73%        914.64%        290.80%

                     CLASS B SHARES   CLASS B SHARES
                       (INCLUDING       (EXCLUDING      CONSUMER
                        DEFERRED         DEFERRED        PRICE
                     SALES CHARGE)     SALES CHARGE)    INDEX(3)
3 months ended
7/31/95                (0.54%)            3.46%         0.40%

6 months ended
7/31/95                 4.91%             8.91%         1.46%

9 months ended
7/31/95                 4.73%             8.73%         2.01%

1 year ended
7/31/95                 3.75%             7.64%         2.76%

Period 5/2/94(4)
through 7/31/95         2.17%             5.90%         3.46%



(1)  Date of initial public offering of Class A Shares.

(2) Date of initial public offering of the Institutional Class was June 1, 1992. Pursuant to applicable regulation, total return shown for the Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of Class A Shares and adjusting it to reflect the elimination of all sales charges. However, for those periods, no adjustment has been made to eliminate the impact of 12b-1 payments, and performance may have been affected had such an adjustment been made.

(3)  Source--U.S. Department of Labor

(4)  Date of initial public offering of Class B Shares.


     Because every investor's goals and risk threshold are different, the Distributor, as distributor for the Fund and other mutual funds in the Delaware Group, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's overriding investment philosophy and how that philosophy impacts the Fund's, and other Delaware Group funds', investment disciplines employed in seeking their objectives. The Distributor may also from time to time cite general or specific information about the institutional clients of the Manager, including the number of such clients serviced by the Manager.

THE POWER OF COMPOUNDING

     When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding and the following chart illustrates just how powerful it can be.

COMPOUNDED RETURNS

     Results of various assumed fixed rates of return on a $10,000 investment compounded monthly for 10 years:


              9% Rate of Return   11% Rate of Return   13% Rate of Return

12-'85              $10,938             $11,157             $11,380
12-'86              $11,964             $12,448             $12,951
12-'87              $13,086             $13,889             $14,739
12-'88              $14,314             $15,496             $16,773
12-'89              $15,657             $17,289             $19,089
12-'90              $17,126             $19,289             $21,723
12-'91              $18,732             $21,522             $24,722
12-'92              $20,489             $24,012             $28,134
12-'93              $22,411             $26,791             $32,017
12-'94              $24,514             $29,891             $36,437



     These figures are calculated assuming a fixed constant investment return and assume no fluctuation in the value of principal. These figures, which do not reflect payment of applicable taxes or any sales charges, are not intended to be a projection of investment results and do not reflect the actual performance results of any of the Classes.

TRADING PRACTICES AND BROKERAGE


     The Fund selects banks, brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have banks, brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. In most instances, trades are made on a net basis where the Fund either buys the securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty.


     During the fiscal years ended July 31, 1993, 1994 and 1995, no brokerage commissions were paid by the Fund.

     The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.


     During the fiscal year ended July 31, 1995, there were no portfolio transactions of the Fund resulting in brokerage commissions directed to brokers for brokerage and research services.

     As provided in the Securities Exchange Act of 1934 and the Fund's Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Fund believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Fund and to other funds in the Delaware Group. Subject to best price and execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

     The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Fund's Board of Directors that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD"), and subject to seeking best price and execution, the Fund may place orders with broker/dealers that have agreed to defray certain Fund expenses such as custodian fees, and may, at the request of the Distributor, give consideration to sales of its shares as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

PORTFOLIO TURNOVER

     The rate of portfolio turnover will not be a limiting factor when portfolio changes are deemed appropriate. The Fund anticipates that its annual rate of portfolio turnover will not generally exceed 150%, although it is possible that in any particular year market conditions or other factors might result in portfolio activity at a greater rate than anticipated.

     The degree of portfolio activity may affect taxes payable by the Fund's shareholders. A turnover rate of 100% would occur, for example, if all the investments in the Fund's portfolio at the beginning of the year were replaced by the end of the year. In investing for liberal current income, the Fund may hold securities for any period of time. To the extent the Fund realizes gains on securities held for less than six months, such gains are taxable to the shareholder or to the Fund at ordinary income tax rates. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Fund shares.


     During the past two fiscal years, the Fund's portfolio turnover rate was approximately 92% for each of 1994 and 1995.

PURCHASING SHARES


     The Distributor serves as the national distributor for the Fund's four classes of shares - Class A Shares, Class B Shares, Class C Shares and the Institutional Class, and has agreed to use its best efforts to sell shares of the Fund. See the Prospectuses for additional information on how to invest. Shares of the Fund are offered on a continuous basis, and may be purchased through authorized investment dealers or directly by contacting the Fund or its agent.


     The minimum initial investment generally is $1,000 for the Class A Shares, Class B Shares and Class C Shares. Subsequent purchases generally must be at least $100. The initial and subsequent minimum investments for Class A Shares will be waived for purchases by officers, directors and employees of any Delaware Group fund, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Class A Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfer to Minors Act and Class A Shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Delaware Group Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner strategy selected. There are no minimum purchase requirements for the Institutional Class, but certain eligibility requirements must be satisfied.


     There is a maximum purchase limitation of $250,000 on each purchase of Class B Shares; for Class C Shares, each purchase must be in an amount that is less than $1,000,000. (See Investment Plans for purchase limitations applicable to each of the Fund's master retirement plans.) The Fund will reject any order for purchase of more than $250,000 of Class B Shares and $1,000,000 or more for Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more of Class A Shares, which are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.


     Selling dealers have the responsibility of transmitting orders promptly. The Fund reserves the right to reject any order for the purchase of its shares if in the opinion of management such rejection is in the Fund's best interest.


     The NASD has adopted Rules of Fair Practice relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.


     Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 4.75%; however, lower front-end sales charges apply for larger purchases.

See the table below. Class A Shares are also subject to annual 12b-1 Plan expenses.


     Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Buying Shares in the Fund Classes' Prospectus.


     Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within twelve months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.


     Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses. See Determining Offering Price and Net Asset Value and Plans Under Rule 12b-1 for the Fund Classes in this Part B.


     Institutional Class shares, Class A Shares, Class B Shares and Class C Shares represent a proportionate interest in the Fund's assets and will receive a proportionate interest in the Fund's income, before application, as to the Class A, Class B and Class C Shares, of any expenses under the Fund's 12b-1 Plans.


     Certificates representing shares purchased are not ordinarily issued unless a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing shares purchased by sending a letter to the Transfer Agent requesting the certificate. No charge is made for any certificate issued. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

ALTERNATIVE PURCHASE ARRANGEMENTS


     The alternative purchase arrangements of Class A, Class B and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for his or her needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of .30% of the average daily net assets of Class A Shares, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within twelve months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (.25% of which are service fees to be paid by the Fund to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of .30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another class.

CLASS A SHARES


     Purchases of $100,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the accompanying table, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features --Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

                                  CLASS A SHARES
-------------------------------------------------------------
                                              DEALER'S
                       FRONT-END SALES CHARGE CONCESSION***
                             AS % OF          AS % OF
                       OFFERING   AMOUNT      OFFERING
AMOUNT OF PURCHASE     PRICE      INVESTED**  PRICE
-------------------------------------------------------------

Less than $100,000     4.75%       4.94%      4.00%

$100,000 but
under $250,000         3.75        3.82       3.00

$250,000 but
under $500,000         2.50        2.55       2.00

$500,000 but
under $1,000,000*      2.00        2.07       1.60



 * There is no front-end sales charge on purchases of Class A Shares of $1 million or more but, under certain limited circumstances, a 1% contingent deferred sales charge may apply upon redemption of such shares. The contingent deferred sales charge ("Limited CDSC") that may be applicable arises only in the case of certain net asset value purchases which have triggered the payment of a dealer's commission.


** Based on the net asset value per share of the Class A Shares as of the end of the Fund's most recent fiscal year.


*** Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.
--------------------------------------------------------------------------------


     The Fund must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous or current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by the Fund. Such reduced front-end sales charges are not retroactive.


     From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of front-end sales charge shown above. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act of
     1933.
--------------------------------------------------------------------------------

     Certain dealers who enter into an agreement to provide extra training and information on Delaware Group products and services and who increase sales of Delaware Group funds may receive an additional concession of up to .15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional concession will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws.

DEALER'S COMMISSION


     For initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected in accordance with the following schedule:


                                       DEALER'S
                                       COMMISSION
                                       (as a percent-
AMOUNT                                age of amount
OF PURCHASE                           purchased)

Up to $2 million                       1.00%
Next $1 million up to $3 million        .75
Next $2 million up to $5 million        .50
Amount over $5 million                  .25



     In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Group funds as to which a Limited CDSC applies (see Redemption and Repurchase) may be aggregated with those of Class A Shares of the Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

     An exchange from other Delaware Group funds will not qualify for payment of the dealer's commission, unless such exchange is from a Delaware Group fund with assets as to which a dealer's commission or similar payment has not been previously paid. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor in its discretion.

CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES


     Class B and Class C Shares are purchased without the imposition of a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth below and Class C Shares redeemed within twelve months of purchase may be subject to a CDSC of 1%. CDSC fees are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on redemption of shares received through reinvestment of dividends or capital gains distributions. See the Prospectus for the Fund Classes under Redemption and Exchange - Waiver of CDSC - Class B and Class C Shares for a list of the instances in which the CDSC is waived. In addition to the waivers described in the Prospectus, the CDSC on Class B Shares is waived on redemptions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gift to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Internal Revenue Code) of all registered owners occurring after the purchase of the shares being redeemed.


     The following table sets forth the rates of the CDSC for Class B Shares of the Fund:


                              CONTINGENT DEFERRED
                              SALES CHARGE (AS A
                              PERCENTAGE OF
                              DOLLAR AMOUNT
YEAR AFTER PURCHASE MADE      SUBJECT TO CHARGE)
------------------------      ------------------

0-2                                 4%
3-4                                 3%
5                                   2%
6                                   1%
7 and thereafter                    None



During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares of the Fund, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the Fund. See Automatic Conversion of Class B Shares under Buying Shares in the Fund Classes' Prospectus. Such conversion will constitute a tax-free exchange for federal income tax purposes. See Taxes in the Prospectus for the Fund Classes.


PLANS UNDER RULE 12B-1 FOR THE FUND CLASSES


     Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a separate plan for each of the Class A Shares, the Class B Shares and the Class C Shares of the Fund (the "Plans"). Each Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class to which the Plan applies. The Plans do not apply to the Institutional Class of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of the Institutional Class shares. Shareholders of the Institutional Class may not vote on matters affecting the Plans.


     The Plans permit the Fund, pursuant to the Distribution Agreement, to pay out of the assets of the Class A Shares, the Class B Shares and the Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to Class B and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.


     In addition, the Fund may make payments out of the assets of the Class A, Class B and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.


     The maximum aggregate fee payable by the Fund under the Plans, and the Fund's Distribution Agreement, is on an annual basis, up to .30% of the Class A Shares' average daily net assets for the year, and up to 1% (.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and the Class C Shares' average daily net assets for the year. The Fund's Board of Directors may reduce these amounts at any time. The Distributor has agreed to waive these distributions fees to the extent such fee for any day exceeds the net investment income realized by the Class A, Class B and Class C Shares for such day.


     Although the maximum fee payable under the 12b-1 Plan relating to the Class A Shares is .30% of average daily net assets of such class, the Board of Directors has determined that the annual fee, payable on a monthly basis, under the Plan relating to the Class A Shares, will be equal to the sum of: (i) the amount obtained by multiplying .10% by the average daily net assets represented by the Class A Shares which were originally purchased prior to June 1, 1992 in Delchester I class (that was converted into what is now referred to as the Class A Shares on June 1, 1992 pursuant to a Plan of Recapitalization approved by shareholders of the Delchester I class), and (ii) the amount obtained by multiplying .30% by the average daily net assets represented by all other Class A Shares. While this is the method to be used to calculate the 12b-1 fees to be paid by the Class A Shares under its Plan, the fee is a Class A Shares' expense so that all shareholders of the Class A Shares, regardless of whether they originally purchased or received shares in the Delchester I class, or in one of the other classes that is now known as Class A Shares, will bear 12b-1 expenses at the same rate. While this describes the current formula for calculating the fees which will be payable under the Class A Shares' Plan, such Plan permits a full .30% on all Class A Shares' assets to be paid at any time following appropriate Board approval.


     All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A, Class B and Class C Shares would be borne by such persons without any reimbursement from such classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

     From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.


     The Plans and the Distribution Agreement, as amended, have been approved by the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund and who have no direct or indirect financial interest in the Plans, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans and the Distribution Agreement, as amended, must be approved annually by the Board of Directors in the same manner as specified above.


     Each year, the directors must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares and Class C Shares and that there is a reasonable likelihood of the Plan relating to a Fund Class providing a benefit to that Class. The Plans and the Distribution Agreement, as amended, may be terminated with respect to a class at any time without penalty by a majority of those directors who are not "interested persons" or by a majority vote of the outstanding voting securities of the relevant Fund Class. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the outstanding voting securities of the relevant Fund Class, as well as by a majority vote of those directors who are not "interested persons." With respect to the Class A Share Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting Class B Shares. Also, any other material amendment to the Plans must be approved by a majority vote of the directors including a majority of the noninterested directors of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of directors who are not "interested persons" of the Fund must be effected by the directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review.


     For the fiscal year ended July 31, 1995, payments from the Class A Shares pursuant to its Plan amounted to $2,376,443 and such payments were used for the following purposes: Advertising - $736; Annual and Semi-Annual Reports - $21,258; Broker Trails - $1,947,463; Commissions to Wholesalers - $329,987; Promotional-Broker Meetings -$29,195; Promotional-Other - $13,877; Prospectus Printing -$2,702; Telephone Expenses - $7,910; Wholesaler Expenses
-$23,315.


     For the fiscal year ended July 31, 1995, payments from the Class B Shares pursuant to its Plan amounted to $702,719 and such payments were used for the
following purposes:   Broker Sales Charges - $245,228; Broker Trails - $175,111;
Commissions to Wholesalers - $28,695; Interest on Broker Sales Charges - $246,676; Promotional-Broker Meetings -$2,041; Telephone Expenses - $588; Wholesaler Expenses -$4,380.


     The staff of the Securities and Exchange Commission ("SEC") has proposed amendments to Rule 12b-1 and other related regulations that could impact Rule 12b-1 Distribution Plans. The Fund intends to amend the Plans, if necessary, to comply with any new rules or regulations the SEC may adopt with respect to Rule 12b-1.


OTHER PAYMENTS TO DEALERS -- CLASS A, CLASS B AND CLASS C SHARES

     From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to .25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Group of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares.


     Payments to dealers made in connection with seminars, conferences or contests relating to the promotion of fund shares may be in an amount up to 100% of the expenses incurred or awards made. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Group fund shares.

SPECIAL PURCHASE FEATURES -- CLASS A SHARES

BUYING AT NET ASSET VALUE

     Class A Shares may be reinvested without a front-end sales charge under the Dividend Reinvestment Plan and, under certain circumstances, the 12-Month Reinvestment Privilege and the Exchange Privilege.


     Current and former officers, directors and employees of the Fund, any other fund in the Delaware Group, the Manager or any of the Manager's current affiliates and those that may in the future be created, legal counsel to the funds and registered representatives, and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares and any such class of shares of any of the funds in the Delaware Group, including any fund that may be created, at the net asset value per share. Spouses, parents, brothers, sisters and children (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase shares at net asset value. Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within six months of a change of the registered representative's employment, if the purchase is funded by proceeds from an investment where a front-end sales charge has been assessed and the redemption of the investment did not result in the imposition of a contingent deferred sales charge or other redemption charges. Purchases of Class A Shares also may be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of Class A Shares. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates, may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Such purchasers are required to sign a letter stating that the purchase is for investment only and that the securities may not be resold except to the issuer. Such purchasers may also be required to sign or deliver such other documents as the Fund may reasonably require to establish eligibility for purchase at net asset value. The Fund must be notified in advance that the trade qualifies for purchase at net asset value.

     Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a Delaware Group account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

LETTER OF INTENTION

     The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or the Fund, which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of the Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of the Fund and of any class of any of the other mutual funds in the Delaware Group (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited
CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter. For purposes of satisfying an investor's obligation under a Letter of Intention, Class B Shares and Class C Shares of the Fund and the corresponding classes of shares of other Delaware Group funds which offer such shares may be aggregated with Class A Shares of the Fund and the corresponding class of shares of the other Delaware Group funds.


     Employers offering a Delaware Group retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments in Class A Shares made by the Plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of Plan establishment. The level and any reduction in front-end sales charge will be based on actual Plan participation and the projected investments in Delaware Group funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the Plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the Plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the Plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of the Fund and other Delaware Group funds which offer corresponding classes of shares may also be aggregated for this purpose.

COMBINED PURCHASES PRIVILEGE


     In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of the Class A Shares, Class B Shares and/or Class C Shares of the Fund, as well as shares of any other class of any of the other Delaware Group funds (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited CDSC).

     The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under the age 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

RIGHT OF ACCUMULATION


     In determining the availability of the reduced front-end sales charge with respect to Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of the Fund, as well as shares of any other class of any of the other Delaware Group funds which offer such classes (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited
CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $60,000 at offering price of additional shares of Class A Shares, the charge applicable to the $60,000 purchase would be 3.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-MONTH REINVESTMENT PRIVILEGE


     Holders of Class A Shares (and of the Institutional Class holding shares which were acquired through an exchange of one of the other mutual funds in the Delaware Group offered with a front-end sales charge) who redeem such shares of the Fund have one year from the date of redemption to reinvest all or part of their redemption proceeds in Class A Shares of the Fund or in Class A Shares of any of the other funds in the Delaware Group, subject to applicable eligibility and minimum purchase requirements, in states where shares of such other funds may be sold, at net asset value without the payment of a front-end sales charge. This privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Group offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of either Class B Shares or Class C Shares.

     Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. A redemption and reinvestment could have income tax consequences. It is recommended that a tax adviser be consulted with respect to such transactions. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is proposed to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

     Investors should consult their financial advisers or the Transfer Agent, which also serves as the Fund's shareholder servicing agent, about the applicability of the Limited CDSC (see Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange in the Fund Classes' Prospectus) in connection with the features described above.

GROUP INVESTMENT PLANS


     Group Investment Plans that are not eligible to purchase shares of the Institutional Class may also benefit from the reduced front-end sales charges for investments in Class A Shares set forth in the table on page 24, based on total plan assets. If a company has more than one plan investing in the Delaware Group of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Group investment accounts if they so notify the Fund in connection with each purchase. For other retirement plans and special services, see Retirement Plans for the Fund Classes under Investment Plans.

DELCHESTER FUND INSTITUTIONAL CLASS


     The Institutional Class is available for purchase only by: (a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, a division of the Manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) banks, trust companies and similar financial institutions investing for their own account or for the account of their trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the class; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

     Shares of the Institutional Class are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.

INVESTMENT PLANS

REINVESTMENT PLAN/OPEN ACCOUNT

     Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of the Institutional Class are reinvested in the account of the holders of such shares (based on the net asset value of the Fund in effect on the reinvestment date). A confirmation of each distribution from realized securities profits, if any, will be mailed to shareholders in the first quarter of the fiscal year.


     Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the Fund. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectus and this Part B, are made, for Class A Shares at the public offering price, and for Class B Shares, Class C Shares and Institutional Class at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

REINVESTMENT OF DIVIDENDS IN OTHER DELAWARE GROUP FUNDS


     Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A Shares, Class B Shares and Class C Shares may automatically reinvest dividends and/or distributions from the Fund in any of the other mutual funds in the Delaware Group, including the Fund, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. Nor will such investments be subject to a CDSC or Limited CDSC. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is proposed to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

     Subject to the following limitations, dividends and/or distributions from other funds in the Delaware Group may be invested in shares of the Fund, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares of another fund in the Delaware Group. Dividends from Class B Shares may only be directed to Class B Shares of another fund in the Delaware Group that offers such class of shares. Dividends from Class C Shares may only be directed to Class C Shares of another fund in the Delaware Group that offers such class of shares. See Class B Funds and Class C Funds under Buying Shares in the Fund Classes' Prospectus for the funds in the Delaware Group that are eligible for investment by holders of Fund shares.

     This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.

INVESTING BY ELECTRONIC FUND TRANSFER


     Direct Deposit Purchase Plan -- Investors may arrange for the Fund to accept for investment in Class A, Class B or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.


     Automatic Investing Plan -- Shareholders of Class A, Class B and Class C Shares may make automatic investments by authorizing, in advance, monthly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the two ways noted below. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

     This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.

                                 *     *     *


     Investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $25 or more for Class A Shares and $100 or more for Class B and Class C Shares. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

     Payments to the Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, the Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

DIRECT DEPOSIT PURCHASES BY MAIL

     Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. The Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the Fund for proper instructions.

RETIREMENT PLANS FOR THE FUND CLASSES


     An investment in the Fund may be suitable for tax-deferred retirement plans. Among the retirement plans noted below, Class B Shares are available for investment only by Individual Retirement Accounts, Simplified Employee Pension Plans, 457 Deferred Compensation Plans and 403(b)(7) Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See the Prospectus for the Fund Classes under Redemption and Exchange - Waiver of CDSC - Class B and Class C Shares for a list of the instances in which the CDSC is waived.

     Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000 for retirement plans. Each purchase of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.


     Minimum investment limitations generally applicable to other investors do not apply to retirement plans, other than Individual Retirement Accounts ("IRAs") for which there is a minimum initial purchase of $250, and a minimum subsequent purchase of $25, regardless of which class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such plans.


     Certain shareholder investment services available to non-retirement plan
shareholders may not be available to retirement plan shareholders.   Certain
retirement plans may qualify to purchase shares of the Institutional Class. See Delchester Fund Institutional Class above. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.


     IT IS ADVISABLE FOR AN INVESTOR CONSIDERING ANY ONE OF THE RETIREMENT PLANS DESCRIBED BELOW TO CONSULT WITH AN ATTORNEY, ACCOUNTANT OR A QUALIFIED RETIREMENT PLAN CONSULTANT. FOR FURTHER DETAILS, INCLUDING APPLICATIONS FOR ANY OF THESE PLANS, CONTACT YOUR INVESTMENT DEALER OR THE DISTRIBUTOR.


     Taxable distributions from the retirement plans described below may be subject to withholding.


     Please contact your investment dealer or the Distributor for the special application forms required for the plans described below.

PROTOTYPE PROFIT SHARING OR MONEY PURCHASE PENSION PLANS


     Prototype Plans are available for self-employed individuals, partnerships and corporations which replace the former Keogh and corporate retirement plans. These Plans contain profit sharing or money purchase pension plan provisions. Contributions for plans of this type may be invested only in Class A and Class C Shares.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")


     A document is available for an individual who wants to establish an IRA by making contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year or elects to be treated as having no compensation for the year. Investments in each of the Fund Classes are permissible.


     The Tax Reform Act of 1986 (the "Act") restructured, and in some cases eliminated, the tax deductibility of IRA contributions. Under the Act, the full deduction for IRAs ($2,000 for each working spouse and $2,250 for one-income couples) was retained for all taxpayers who are not covered by an employer-sponsored retirement plan. Even if a taxpayer (or his or her spouse) is covered by an employer-sponsored retirement plan, the full deduction is still available if the taxpayer's adjusted gross income is below $25,000 ($40,000 for taxpayers filing joint returns). A partial deduction is allowed for married couples with incomes between $40,000 and $50,000, and for single individuals with incomes between $25,000 and $35,000. The Act does not permit deductions for contributions to IRAs by taxpayers whose adjusted gross income before IRA deductions exceeds $50,000 ($35,000 for singles) and who are active participants in an employer-sponsored retirement plan. Taxpayers who are not allowed deductions on IRA contributions still can make nondeductible IRA contributions of as much as $2,000 for each working spouse ($2,250 for one-income couples), and defer taxes on interest or other earnings from the IRAs. Special rules apply for determining the deductibility of contributions made by married individuals filing separate returns.


     A company or association may establish a Group IRA for employees or members who want to purchase shares of the Fund. Purchases of $1 million or more of Class A Shares qualify for purchase at net asset value but may, under certain circumstances, be subject to a Limited CDSC. See Purchasing Shares concerning reduced front-end sales charges applicable to Class A Shares.


     Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. See Class B Shares and Class C Shares under Alternative Purchase Arrangements, Contingent Deferred Sales Charge - Class B Shares, and Waiver of CDSC - Class B and Class C Shares in the Funds Classes' Prospectus concerning the applicability of a CDSC upon redemption.

     See Appendix A for additional IRA information.

SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP/IRA")

     A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Fund Classes is available for investment by a SEP/IRA.


SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN ("SAR/SEP")


     Employers with 25 or fewer eligible employees can establish this plan which permits employer contributions and salary deferral contributions in Class A Shares and Class C Shares only.

PROTOTYPE 401(K) DEFINED CONTRIBUTION PLAN


     Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares and Class C Shares or certain other funds in the Delaware Group. Purchases under the plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table on page 24.

DEFERRED COMPENSATION PLAN FOR PUBLIC SCHOOLS AND NON-PROFIT ORGANIZATIONS ("403(B)(7)")


     Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase any of the Fund Classes in conjunction with such an arrangement. Applicable front-end sales charges with respect to Class A Shares for such purchases are set forth in the table on page 24.

DEFERRED COMPENSATION PLAN FOR STATE AND LOCAL GOVERNMENT EMPLOYEES ("457")


     Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of any of the Fund Classes. Although investors may use their own plan, there is available a Delaware Group 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Applicable front-end sales charges for such purchases of Class A Shares are set forth in the table on page 24.

DETERMINING OFFERING PRICE AND NET ASSET VALUE


     Orders for purchases of Class A Shares are effected at the offering price next calculated by the Fund after receipt of the order by the Fund or its agent. Orders for purchases of Class B Shares, Class C Shares and the Institutional Class are effected at the net asset value per share next calculated after receipt of the order by the Fund or its agent. Selling dealers have the responsibility of transmitting orders promptly.


     The offering price for Class A Shares consists of the net asset value per share plus any applicable sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Fund will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.


     An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, is included in the Fund's financial statements which are incorporated by reference into this Part B.

     The Fund's net asset value per share is computed by adding the value of all the securities and other assets in the portfolio, deducting any liabilities and dividing by the number of shares outstanding. Expenses and fees are accrued daily. In determining the Fund's total net assets, portfolio securities listed or traded on a national securities exchange, except for bonds, are valued at the last sale price on the exchange upon which such securities are primarily traded. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Use of a pricing service has been approved by the Board of Directors. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.
If no quotations are available, all other securities and assets are valued at fair value as determined in good faith and in a method approved by the Board of Directors.


     Each Class of the Fund will bear, pro-rata, all of the common expenses of the Fund. The net asset values of all outstanding shares of each Class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that Class. All income earned and expenses incurred by the Fund will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Fund represented by the value of shares of such Classes, except that the Institutional Class will not incur any of the expenses under the Fund's 12b-1 Plans and the Class A, Class B and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each Class, the dividends paid to each Class of the Fund may vary. However, the net asset value per share of each Class is expected to be equivalent.

REDEMPTION AND REPURCHASE

     Any shareholder may require the Fund to redeem shares by sending a WRITTEN REQUEST, signed by the record owner or owners exactly as the shares are registered, to the Fund, 1818 Market Street, Philadelphia, PA 19103. In addition, certain expedited redemption methods described below are available when stock certificates have not been issued. The Fund does not issue certificates for Class A Shares or Institutional Class shares, unless a shareholder specifically requests them. The Fund does not issue certificates for Class B Shares or Class C Shares. If stock certificates have been issued for shares being redeemed, they must accompany the written request. For redemptions of $50,000 or less paid to the shareholder at the address of record, the Fund requires a request signed by all owners of the shares or the investment dealer of record, but does not require signature guarantees. When the redemption is for more than $50,000, or if payment is made to someone else or to another address, signatures of all record owners are required and a signature guarantee may be required. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may request further documentation from corporations, retirement plans, executors, administrators, trustees or guardians.


     In addition to redemption of shares by the Fund, the Distributor, acting as agent of the Fund, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value next determined after receipt of the request in good order by the Fund or its agent, less any applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset Value. The Fund and the Distributor end their business day at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.


     Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to any applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.


     Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange in the Prospectus for the Fund Classes. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class C Shares are subject to a CDSC of 1% if shares are redeemed within twelve months following purchase. See Contingent Deferred Sales Charge under Buying Shares in the Prospectus for the Fund Classes. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below, for which there is currently a $7.50 bank wiring cost, neither the Fund nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

     Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order.

     If a shareholder who recently purchased shares by check seeks to redeem all or a portion of those shares in a written request, the Fund will honor the redemption request but will not mail the proceeds until it is reasonably satisfied of the collection of the investment check. This potential delay can be avoided by making investments by wiring Federal Funds.

     If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Fund or to the Distributor.

     In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for the Fund fairly to value its assets, or in the event that the Securities and Exchange Commission has provided for such suspension for the protection of shareholders, the Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

     Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, the Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

     The value of the Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to the Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

SMALL ACCOUNTS


     Before the Fund involuntarily redeems shares from an account that, under the circumstances listed in the relevant Prospectus, has remained below the minimum amounts required by the Fund's Prospectus and sends the proceeds to the shareholder, the shareholder will be notified in writing that the value of the shares in the account is less than the minimum required and will be allowed 60 days from the date of notice to make an additional investment to meet the required minimum. See The Conditions of Your Purchase under Buying Shares in the Prospectuses. Any redemption in an inactive account established with a minimum investment may trigger mandatory redemption. No CDSC or Limited CDSC will apply to the redemptions described in this paragraph.


     Effective November 29, 1995, the minimum initial investment in Class A Shares was increased from $250 to $1,000. Class A accounts that were established prior to November 29, 1995 and maintain a balance in excess of $250 will not presently be subject to the $9 quarterly service fee that may be assessed against accounts with balances below the stated minimum nor subject to involuntary redemption.


                       *     *     *



     The Fund has available certain redemption privileges, as described below. The Fund reserves the right to suspend or terminate these expedited payment procedures upon 60 days' written notice to shareholders.


EXPEDITED TELEPHONE REDEMPTIONS

     Shareholders of the Fund Classes or their investment dealers of record wishing to redeem any amount of shares of $50,000 or less for which certificates have not been issued may call the Fund at 800-523-1918 (in Philadelphia, 215-988-1241) or, in the case of shareholders of the Institutional Class, their Client Services Representative at 800-828-5052 prior to the time the offering price and net asset value are determined, as noted above, and have the proceeds mailed to them at the address of record. Checks payable to the shareholder(s) of record will normally be mailed the next business day, but no later than seven days, after the receipt of the redemption request. This option is only available to individual, joint and individual fiduciary-type accounts.

     In addition, redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check by calling the Fund, as described above. An authorization form must have been completed by the shareholder and filed with the Fund before the request is received. Payment will be made by wire or check to the bank account designated on the authorization form as follows:

     1. PAYMENT BY WIRE: Request that Federal Funds be wired to the bank account designated on the authorization form. Redemption proceeds will normally be wired on the next business day following receipt of the redemption request. There is a $7.50 wiring fee (subject to change) charged by CoreStates Bank, N.A. which will be deducted from the withdrawal proceeds each time the shareholder requests a redemption. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account.

     2. PAYMENT BY CHECK: Request a check be mailed to the bank account designated on the authorization form. Redemption proceeds will normally be mailed the next business day, but no later than seven days, from the date of the telephone request. This procedure will take longer than the Payment by Wire option (1 above) because of the extra time necessary for the mailing and clearing of the check after the bank receives it.

     REDEMPTION REQUIREMENTS: In order to change the name of the bank and the account number it will be necessary to send a written request to the Fund and a signature guarantee may be required. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness.

     To reduce the shareholder's risk of attempted fraudulent use of the telephone redemption procedure, payment will be made only to the bank account designated on the authorization form.

     The Fund will not honor telephone redemptions for shares recently purchased by check unless it is reasonably satisfied that the purchase check has cleared.

     If expedited payment under these procedures could adversely affect the Fund, the Fund may take up to seven days to pay the shareholder.

     Neither the Fund nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by shareholders of the Fund Classes are generally tape recorded. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

SYSTEMATIC WITHDRAWAL PLAN

     Shareholders of Class A, Class B and Class C Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Fund does not recommend any specific amount of withdrawal. This $5,000 minimum does not apply for the Fund's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.


     Checks are dated either the 1st or the 15th of the month, as selected by the shareholder, (unless such date falls on a holiday or a weekend) and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital and the share balance may, in time, be depleted, particularly in a declining market.

     The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from Retirement Plans may have adverse tax consequences.


     Withdrawals under this plan by the holders of Class A Shares or any similar plan of any other investment company charging a front-end sales charge made concurrently with the purchases of the Class A Shares of this or the shares of any other investment company will ordinarily be disadvantageous to the shareholder because of the payment of duplicative sales charges. Shareholders should not purchase Class A Shares while participating in a Systematic Withdrawal Plan and a periodic investment program in a fund managed by the Manager must be terminated before a Systematic Withdrawal Plan can take effect, except if the shareholder is a participant in one of our Retirement Plans or is investing in Delaware Group funds which do not carry a sales charge. Also, redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. Redemptions of Class B Shares or Class C Shares pursuant to a Systematic Withdrawal Plan may be subject to a CDSC, unless the annual amount selected to be withdrawn is less than 12% of the account balance on the date that the Systematic Withdrawal Plan was established. See Waiver of CDSC - Class B and Class C Shares and Waiver of Limited CDSC - Class A Shares under Redemption and Exchange in the Prospectus for the Fund Classes.

     An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.


     The Systematic Withdrawal Plan is not available for the Institutional
Class.

WEALTH BUILDER OPTION

     Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in the Delaware Group through our Wealth Builder Option. Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Group, subject to the conditions and limitations set forth in the Fund Classes' Prospectus. See Wealth Builder Option and Redemption and Exchange in the Prospectus for the Fund Classes.

     The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

     Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Exchange Privilege for a brief summary of the tax consequences of exchanges.

     Shareholders can also use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Group, subject to the conditions and limitations described in the Fund Classes' Prospectus. Shareholders can terminate their participation at any time by written notice to the Fund.

     This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Class.

DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS

     The Fund declares a dividend to shareholders of each Class of Fund shares from net investment income on a daily basis. Dividends are declared each day the Fund is open and paid monthly on the first business day following the end of each month. Payment by check of cash dividends will ordinarily be mailed within three business days after the payable date. Net investment income earned on days when the Fund is not open will be declared as a dividend on the next business day. Purchases of Fund shares by wire begin earning dividends when converted into Federal Funds and available for investment, normally the next business day after receipt. However, if the Fund is given prior notice of Federal Funds wire and an acceptable written guarantee of timely receipt from an investor satisfying the Fund's credit policies, the purchase will start earning dividends on the date the wire is received. Investors desiring to guarantee wire payments must have an acceptable financial condition and credit history in the sole discretion of the Fund. The Fund reserves the right to terminate this option at any time. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.


     Each Class of shares of the Fund will share proportionately in the investment income and expenses of the Fund, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.


     Dividends are automatically reinvested in additional shares of the same Class of the Fund at net asset value, unless an election to receive dividends in cash has been made. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again. If a shareholder redeems an entire account, all dividends accrued to the time of the withdrawal will be paid by separate check at the end of that particular monthly dividend period, consistent with the payment and mailing schedule described above. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. The Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address.

These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

     Any distributions from net realized securities profits will be made twice a year. The first payment would be made during the first quarter of the next fiscal year. The second payment would be made near the end of the calendar year to comply with certain requirements of the Internal Revenue Code. Such distributions will be reinvested in shares at the net asset value in effect on the first business day after month end, unless the shareholder elects to receive it in cash. The Fund will mail a quarterly statement showing the dividends paid and all the transactions made during the period.


     During the fiscal year ended July 31, 1995, dividends totaling $0.671, $0.624 and $0.686 per share of the Class A Shares, the Class B Shares and the Institutional Class, respectively, were paid from net investment income.

TAXES

     It is the Fund's policy to pay out substantially all net investment income and net realized gains to relieve the Fund of federal income tax liability on that portion of its income paid to shareholders under Subchapter M of the Internal Revenue Code. The Fund has met these requirements in previous years and intends to meet them this year. The Fund also intends to meet the calendar year distribution requirements imposed by the Internal Revenue Code to avoid the imposition of a 4% excise tax.


     The Fund has no fixed policy with regard to distributions of realized securities profits when such realized securities profits may be offset by capital losses carried forward. Presently, however, the Fund intends to offset realized securities profits to the extent of the capital losses carried forward. The Fund had an accumulated capital loss carryforward of approximately $240,229,579 at July 31, 1995 which for federal income tax purposes may be carried forward and applied against future capital gains. The capital loss carryforward expires as follows: 1998--$59,747,000, 1999--$89,261,000, 2002--
$3,628,000 and 2003--$87,593,579.

     Distributions of net investment income and short-term realized securities profits are taxable as ordinary income to shareholders. Since the major portion of the Fund's investment income is derived from interest rather than dividends, no portion of such distributions will be eligible for the dividends-received deduction available to corporations. Distributions of long-term capital gains, if any, are taxable as long-term capital gains, for federal income tax purposes, regardless of the length of time an investor has held such shares, and these gains are currently taxed at long-term capital gain rates. The tax status of dividends and distributions paid to shareholders will not be affected by whether they are paid in cash or in additional shares. These distributions are not eligible for the dividends-received exclusion. Advice as to the tax status of each year's dividends and distributions, when paid, will be mailed annually. Shares of the Fund are exempt from Pennsylvania county personal property taxes.


     Net long-term gain from the sale of securities when realized and distributed (actually or constructively) is taxable as capital gain. If the net asset value of shares were reduced below a shareholder's cost by distribution of gain realized on sale of securities, such distribution would be a return of investment though taxable as stated above. The Fund's portfolio securities had an unrealized net appreciation for tax purposes of $38,624,817 as of July 31, 1995.

INVESTMENT MANAGEMENT AGREEMENT

     The Manager, located at One Commerce Square, Philadelphia, PA 19103, furnishes investment management services to the Fund, subject to the supervision and direction of the Fund's Board of Directors.


     The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. The aggregate assets of these funds on July 31, 1995 were approximately $9,964,548,000. Investment advisory services are also provided to institutional accounts with assets on July 31, 1995 of approximately $17,356,716,000.


     The Investment Management Agreement for the Fund is dated April 3, 1995 and was approved by shareholders on March 29, 1995.


     The Agreement has an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, and only if the terms and the renewal thereof have been approved by the vote of a majority of the directors of the Fund who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty on 60 days' notice by the directors of the Fund or by the Manager. The Agreement will terminate automatically in the event of its assignment.


     The annual compensation paid by the Fund for investment management services is equal to .60% on the first $500 million of the Fund's average daily net assets, .575% of the next $250 million and .55% of the average daily net assets in excess of $750 million, less all directors' fees paid to the unaffiliated directors of the Fund. On July 31, 1995, the total net assets of the Fund were $1,194,365,262. The Manager makes all investment decisions which are implemented by the Fund. The Manager pays the salaries of all directors, officers and employees who are affiliated with both the Manager and the Fund. Investment management fees paid by the Fund during the past three fiscal years were for $4,969,999 for 1993, $6,090,393 for 1994 and $6,469,140 for 1995.


     Except for those expenses borne by the Manager under the Investment Management Agreement and the Distributor under the Distribution Agreement, the Fund is responsible for all of its own expenses. Among others, these include the Fund's proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders. The ratios of expenses to average daily net assets for Class A Shares, Class B Shares and the Institutional Class for the fiscal year ended July 31, 1995 were 1.09%, 1.82% and 0.82%, respectively. The ratios for the Class A Shares and the Class B Shares reflect the impact of their respective 12b-1 Plans. The Fund anticipates that the ratio of expenses to average daily net assets of Class C Shares will be identical to that of the Class B Shares.



     By California regulation, the Manager is required to waive certain fees and reimburse the Fund for certain expenses to the extent that the Fund's annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 2 1/2% of its first $30 million of average daily net assets, 2% of the next $70 million of average daily net assets and 1 1/2% of any additional average daily net assets. For the fiscal year ended July 31, 1995, no such reimbursement was necessary or paid.

DISTRIBUTION AND SERVICE


     The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), located at 1818 Market Street, Philadelphia, PA 19103, serves as the national distributor of Fund shares under a Distribution Agreement dated April 3, 1995, as amended on November 29, 1995. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Fund on behalf of Class A Shares, Class B Shares and Class C Shares under their respective 12b-1 Plans. Prior to January 3, 1995, Delaware Distributors, Inc. ("DDI") served as the national distributor of the Fund's shares. On that date Delaware Distributors, L.P., a newly formed limited partnership, succeeded to the business of DDI. All officers and employees of DDI became officers and employees of Delaware Distributors, L.P. DDI is the corporate general partner of Delaware Distributors, L.P. and both DDI and Delaware Distributors, L.P. are indirect, wholly-owned subsidiaries of Delaware Management Holdings, Inc.


     The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 1818 Market Street, Philadelphia, PA 19103, serves as the Fund's shareholder servicing, dividend disbursing and transfer agent pursuant to a Shareholders Services Agreement dated June 29, 1988. The Transfer Agent is also an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc.

OFFICERS AND DIRECTORS

     The business and affairs of the Fund are managed under the direction of its Board of Directors. Certain officers and directors of the Fund hold identical positions in each of the other funds in the Delaware Group. On October 31, 1995, the Fund's officers and directors owned less than 1% of the outstanding shares of, respectively, the Class A Shares, the Class B Shares and the Institutional Class.


     As of October 31, 1995, the Fund believes Merrill, Lynch, Pierce, Fenner & Smith Inc., Mutual Fund Operations, Attention Book Entry, 4800 Deer Lake Drive East, 3rd Fl., Jacksonville, FL 32246 held of record for the benefit of others 1,228,335 shares (6.03%) of the outstanding shares of the Class B Shares.


     DMH Corp., Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd. and Delaware Investment Counselors, Inc. are direct or indirect, wholly-owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly-owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. In connection with the merger, a new Investment Management Agreement between the Fund and the Manager was executed following shareholder approval. DMH and the Manager are now wholly-owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.


     Directors and principal officers of the Fund are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and director is One Commerce Square, Philadelphia, PA 19103.

*WAYNE A. STORK (58)
     Chairman, President, Chief Executive Officer, Director and/or Trustee of the Fund, 15 other funds in the Delaware Group (which excludes Delaware Pooled Trust, Inc.) and Delaware Management Holdings, Inc.
     Chairman and Director of Delaware Investment Counselors,
          Inc. and Delaware Pooled Trust, Inc.
     Chairman, Chief Executive Officer, Chief Investment
          Officer and Director of Delaware Management Company, Inc.
     Chairman, Chief Executive Officer and Director of
          DMH Corp., Delaware International Advisers Ltd., Delaware International Holdings Ltd. and Founders Holdings, Inc.
     Director of Delaware Distributors, Inc. and Delaware
          Service Company, Inc.
     During the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware organization.


WINTHROP S. JESSUP (50)
     Executive Vice President of the Fund, 15 other funds in the Delaware
          Group (which excludes Delaware Pooled Trust, Inc.) and Delaware Management Holdings, Inc.
     President and Chief Executive Officer of Delaware Pooled
          Trust, Inc.
     President and Director of Delaware Investment
          Counselors, Inc.
     Executive Vice President and Director of DMH Corp.,
          Delaware Management Company, Inc., Delaware International Holdings Ltd. and Founders Holdings, Inc.
     Vice Chairman and Director of Delaware Distributors,
          Inc.
     Vice Chairman of Delaware Distributors, L.P.
     Director of Delaware Management Trust Company, Delaware
          Service Company, Inc. and Delaware International Advisers Ltd. During the past five years, Mr. Jessup has served in various executive capacities at different times within the Delaware organization.


______________________________
*Director affiliated with the investment manager of the Fund and considered an "interested person" as defined in the Investment Company Act of 1940.

RICHARD G. UNRUH, JR. (56)
     Executive Vice President of the Fund and each of the
          other 16 funds in the Delaware Group.
     Executive Vice President and Director of Delaware
          Management Company, Inc.
     Senior Vice President of Delaware Management Holdings,
          Inc.
     Director of Delaware International Advisers Ltd.
     During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware organization.


WALTER P. BABICH (68)
     Director and/or Trustee of the Fund and each of the
          other 16 funds in the Delaware Group.
     460 North Gulph Road, King of Prussia, PA  19406.
     Board Chairman, Citadel Constructors, Inc.
     From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to 1991, he was a partner of I&L Investors.


ANTHONY D. KNERR (56)
     Director and/or Trustee of the Fund and each of the
          other 16 funds in the Delaware Group.
     500 Fifth Avenue, New York, NY  10110.
     Consultant, Anthony Knerr & Associates.
     From 1982 to 1988, Mr. Knerr was Executive Vice
          President/Finance and Treasurer of Columbia
          University, New York. From 1987 to 1989, he was also a lecturer in English at the University. In addition, Mr. Knerr was Chairman of The Publishing Group, Inc., New York, from 1988 to 1990. Mr. Knerr founded The Publishing Group, Inc. in 1988.

ANN R. LEVEN (55)
     Director and/or Trustee of the Fund and each of the
          other 16 funds in the Delaware Group.
     785 Park Avenue, New York, NY  10021.
     Treasurer, National Gallery of Art.
     From 1984 to 1990, Ms. Leven was Treasurer and Chief
          Fiscal Officer of the Smithsonian Institution, Washington, DC, and from 1975 to 1994, she was Adjunct Professor of Columbia Business School.


W. THACHER LONGSTRETH (75)
     Director and/or Trustee of the Fund and each of the
          other 16 funds in the Delaware Group.
     1617 John F. Kennedy Boulevard, Philadelphia, PA  19103.
     Vice Chairman, Packquisition Corp., a financial printing, commercial printing and information processing firm.
     Philadelphia City Councilman.
     President, MLW, Associates.
     Director, Tasty Baking Company.
     Director, Healthcare Services Group.


CHARLES E. PECK (69)
     Director and/or Trustee of the Fund and each of the
          other 16 funds in the Delaware Group.
     P.O. Box 1102, Columbia, MD  21044.
     Secretary, Enterprise Homes, Inc.
     From 1981 to 1990, Mr. Peck was Chairman and Chief
          Executive Officer of The Ryland Group, Inc., Columbia, MD.

DAVID K. DOWNES (55)
     Senior Vice President/Chief Administrative Officer/Chief
          Financial Officer of the Fund, each of the other 16 funds in the Delaware Group and Delaware Management Company, Inc.
     Chairman and Director of Delaware Management Trust
          Company.
     Senior Vice President/Chief Administrative Officer/Chief
          Financial Officer/Treasurer of Delaware Management Holdings, Inc. Senior Vice President/Chief Financial Officer/Treasurer
          and Director of DMH Corp.
     Senior Vice President/Chief Administrative Officer/Chief
          Financial Officer and Director of Delaware Service
          Company, Inc.
     Senior Vice President/Chief Administrative Officer of
          Delaware Distributors, L.P.
     Senior Vice President/Chief Administrative Officer
          and Director of Delaware Distributors, Inc.
     Chief Financial Officer and Director of Delaware
          International Holdings Ltd.
     Senior Vice President/Chief Financial Officer/Treasurer
          of Delaware Investment Counselors, Inc.
     Senior Vice President and Director of Founders Holdings,
          Inc.
     Director of Delaware International Advisers Ltd.
     Before joining the Delaware Group in 1992, Mr. Downes was Chief Administrative Officer, Chief Financial Officer and Treasurer of Equitable Capital Management Corporation, New York, from December 1985 through August 1992, Executive Vice President from December 1985 through March 1992, and Vice Chairman from March 1992 through August 1992.


GEORGE M. CHAMBERLAIN, JR. (48)
     Senior Vice President and Secretary of the Fund, each of the other 16 funds in the Delaware Group, Delaware Management Holdings, Inc., Delaware Distributors, L.P. and Delaware Investment Counselors, Inc.
     Executive Vice President and Secretary of Delaware
          Management Trust Company.
     Senior Vice President, Secretary and Director of DMH
          Corp., Delaware Management Company, Inc., Delaware Distributors, Inc. and Delaware Service Company, Inc.
     Corporate Vice President and Secretary of Founders
          Holdings, Inc.
     Secretary and Director of Delaware International
          Holdings Ltd.
     Director of Delaware International Advisers Ltd.
     Attorney.
     During the past five years, Mr. Chamberlain has served in various capacities at different times within the Delaware organization.

PAUL E. SUCKOW (48)
     Senior Vice President/Chief Investment Officer, Fixed
          Income of the Fund, each of the other 16 funds in the Delaware Group, Delaware Management Holdings, Inc. and Delaware Management Company, Inc.
     Senior Vice President and Director of Founders Holdings,
          Inc.
     Director of Founders CBO Corporation.
     Before returning to the Delaware Group in 1993, Mr.
          Suckow was Executive Vice President and
          Director of Fixed Income for Oppenheimer Management Corporation, New York, NY from 1985 to 1992. Prior to that, Mr. Suckow was a fixed income portfolio manager for the Delaware Group.


GERALD T. NICHOLS (37)
     Vice President/Senior Portfolio Manager of the Fund, of nine other income funds and the closed-end funds in the Delaware Group and of Delaware Management Company, Inc.
     Vice President of Founders Holdings, Inc.
     Treasurer and Director of Founders CBO Corporation.
     During the past five years, Mr. Nichols has served in various capacities at different times within the Delaware organization.


PAUL A. MATLACK (36)
     Vice President/Senior Portfolio Manager of the Fund, of nine other income funds and the closed-end funds in the Delaware Group and of Delaware Management Company, Inc.
     Vice President of Founders Holdings, Inc.
     Secretary and Director of Founders CBO Corporation.
     During the past five years, Mr. Matlack has served in various capacities at different times within the Delaware organization.


JAMES R. RAITH, JR. (44)
     Vice President/Senior Portfolio Manager of the Fund, of nine other income funds and the closed-end funds in the Delaware Group and of Delaware Management Company, Inc.
     Vice President of Founders Holdings, Inc.
     President and Director of Founders CBO Corporation.
     During the past five years, Mr. Raith has served in various capacities at different times within the Delaware organization.

JOSEPH H. HASTINGS (45)
     Vice President/Corporate Controller of the Fund, each of the other 16 funds in the Delaware Group, Delaware Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Investment Counselors, Inc. and Founders Holdings, Inc.
     Executive Vice President/Treasurer/Chief Financial
          Officer of Delaware Management Trust Company.
     Assistant Treasurer of Founders CBO Corporation.
     1818 Market Street, Philadelphia, PA  19103.
     Before joining the Delaware Group in 1992, Mr. Hastings was Chief Financial Officer for Prudential Residential Services, L.P., New York, NY from 1989 to 1992. Prior to that, Mr. Hastings served as Controller and Treasurer for Fine Homes International, L.P., Stamford, CT from 1987 to 1989.


MICHAEL P. BISHOF (33)
     Vice President/Treasurer of the Fund, each of the other
          16 funds in the Delaware Group, Delaware
     Management Company, Inc., Delaware Distributors, Inc.,
          Delaware Distributors, L.P., Delaware Service Company, Inc., Founders Holdings, Inc. and Founders CBO Corporation.
     Before joining the Delaware Group in 1995, Mr. Bishof was a Vice President for Bankers Trust, New York, NY from 1994 to 1995, a Vice President for CS First Boston Investment Management, New York, NY from 1993 to 1994 and an Assistant Vice President for Equitable Capital Management Corporation, New York, NY from 1987 to 1993.

     The following is a compensation table listing for each director entitled to receive compensation, the aggregate compensation received from the Fund and the total compensation received from all Delaware Group funds for the fiscal year ended July 31, 1995 and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Directors/Trustees as of July 31, 1995.




                                     PENSION OR
                                     RETIREMENT
                                      BENEFITS   ESTIMATED      TOTAL
                          AGGREGATE   ACCRUED      ANNUAL    COMPENSATION
                           COMPEN-    AS PART     BENEFITS   FROM ALL 17
                           SATION     OF FUND       UPON       DELAWARE
NAME                    FROM FUND     EXPENSES   RETIREMENT*  GROUP FUNDS

W. Thacher Longstreth     $3,098.38  None           $18,100    $51,187.97
Ann R. Leven              $3,600.89  None           $18,100    $59,323.96
Walter P. Babich          $3,667.17  None           $18,100    $60,323.88
Anthony D. Knerr          $2,411.08  None           $18,100    $41,974.22
Charles E. Peck           $2,927.38  None           $18,100    $48,052.01



* Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each fund in the Delaware Group for a period equal to the lesser of the number of years that such person served as a director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors of each fund at the time of such person's retirement. If an eligible director retired as of July 31, 1995, he or she would be entitled to annual payments totaling $18,100, in the aggregate, from all of the funds in the Delaware Group, based on the number of funds in the Delaware Group as of that date.

EXCHANGE PRIVILEGE

     The exchange privileges available for shareholders of the Classes and for shareholders of classes of other funds in the Delaware Group are set forth in the relevant prospectuses for such classes. The following supplements that information. The Fund may modify, terminate or suspend the exchange privilege upon 60 days' notice to shareholders.

     All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses. A shareholder requesting an exchange will be sent a current prospectus and an authorization form for any of the other mutual funds in the Delaware Group. Exchange instructions must be signed by the record owner(s) exactly as the shares are registered.

     An exchange constitutes, for tax purposes, the sale of one fund and the purchase of another. The sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.

     In addition, investment advisers and dealers may make exchanges between funds in the Delaware Group on behalf of their clients by telephone or other expedited means. This service may be discontinued or revised at any time by the Transfer Agent. Such exchange requests may be rejected if it is determined that a particular request or the total requests at any time could have an adverse effect on any of the funds. Requests for expedited exchanges may be submitted with a properly completed exchange authorization form, as described above.

TELEPHONE EXCHANGE PRIVILEGE

     Shareholders owning shares for which certificates have not been issued or their investment dealers of record may exchange shares by telephone for shares in other mutual funds in the Delaware Group. This service is automatically provided unless the Fund receives written notice from the shareholder to the contrary.


     Shareholders or their investment dealers of record may contact the Transfer Agent at 800-523-1918 (in Philadelphia, 215-988-1241) or, in the case of shareholders of the Institutional Class, their Client Services Representative at 800-828-5052, to effect an exchange. The shareholder's current Fund account number must be identified, as well as the registration of the account, the share or dollar amount to be exchanged and the fund into which the exchange is to be made. Requests received on any day after the time the offering price and net asset value are determined will be processed the following day. See Determining Offering Price and Net Asset Value. Any new account established through the exchange will automatically carry the same registration, shareholder information and dividend option as the account from which the shares were exchanged. The exchange requirements of the fund into which the exchange is being made, such as sales charges, eligibility and investment minimums, must be met. (See the prospectus of the fund desired or inquire by calling the Transfer Agent or, as relevant, your Client Services Representative.) Certain funds are not available for Retirement Plans.

     The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Group. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.


     As described in the Fund's Prospectuses, neither the Fund nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine.


RIGHT TO REFUSE TIMING ACCOUNTS

     With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Fund will refuse any new Timing Arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Group funds from Timing Firms. The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who:
(i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

RESTRICTIONS ON TIMED EXCHANGES

     Timing Accounts operating under existing Timing Agreements may only execute exchanges between the following eight Delaware Group funds: (1) Decatur Income Fund, (2) Decatur Total Return Fund, (3) Delaware Fund, (4) Limited-Term Government Fund, (5) Tax-Free USA Fund, (6) Delaware Cash Reserve, (7) Tax-Free Pennsylvania Fund and (8) the Fund. No other Delaware Group funds are available for Timed Exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Group funds not listed above may not be reinvested back into that Timing Account. The Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a timing pattern (as described above).


     The Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected.
A shareholder's purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.


     Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

     Following is a summary of the investment objectives of the other Delaware Group funds:


     DELAWARE FUND seeks long-term growth by a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. DEVON FUND seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks the Manager believes have the potential for above average dividend increases over time.

     TREND FUND seeks long-term growth by investing in common stock issued by emerging growth companies exhibiting strong capital appreciation potential.

     VALUE FUND seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

     DELCAP FUND seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

     DECATUR INCOME FUND seeks the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. DECATUR TOTAL RETURN FUND seeks long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal.


     U.S. GOVERNMENT FUND seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


     LIMITED-TERM GOVERNMENT FUND seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and instrumentalities secured by such securities. U.S. GOVERNMENT MONEY FUND seeks maximum current income with preservation of principal and maintenance of liquidity by investing only in short-term securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities, while maintaining a stable net asset value.

     DELAWARE CASH RESERVE seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

     TAX-FREE USA FUND seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. TAX-FREE INSURED FUND invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. TAX-FREE USA INTERMEDIATE FUND seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.

     TAX-FREE MONEY FUND seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.

     TAX-FREE PENNSYLVANIA FUND seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital.


     INTERNATIONAL EQUITY FUND seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. GLOBAL BOND FUND seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed income securities that may also provide the potential for capital appreciation. GLOBAL ASSETS FUND seeks to achieve long-term total return by investing in global securities which will provide higher current income than a portfolio comprised exclusively of equity securities, along with the potential for capital growth.

     DELAWARE GROUP PREMIUM FUND offers nine series available exclusively as funding vehicles for certain insurance company separate accounts. EQUITY/INCOME SERIES seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. HIGH YIELD SERIES seeks as high a current income as possible by investing in rated and unrated corporate bonds, U.S. Government securities and commercial paper. CAPITAL RESERVES SERIES seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. MONEY MARKET SERIES seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. GROWTH SERIES seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. MULTIPLE STRATEGY SERIES seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. INTERNATIONAL EQUITY SERIES seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers that provide the potential for capital appreciation and income. VALUE SERIES seeks capital appreciation by investing in small- to mid-cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. EMERGING GROWTH SERIES seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective.

     For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.


     Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus(es).

GENERAL INFORMATION


     The Manager is the investment manager of the Fund. The Manager or its affiliate, Delaware International Advisers Ltd., also manages the other funds in the Delaware Group. The Manager, through a separate division, also manages private investment accounts. While investment decisions for the Fund are made independently from those of the other funds and accounts, they may make investment decisions at the same time.


     Access persons and advisory persons of the Delaware Group of funds, as those terms are defined in SEC Rule 17j-1 under the Investment Company Act of 1940, who provide services to the Manager, Delaware International Advisers Ltd. or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received;
(3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities; (4) opening positions may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.



     The Distributor acts as national distributor for the Fund and for the other mutual funds in the Delaware Group. As previously described, prior to January 3, 1995, DDI served as the national distributor for the Fund. The Distributor and, in its capacity as such, DDI received net commissions from the Fund on behalf of Class A Shares, after reallowances to dealers, as follows:



                                    CLASS A SHARES
                         TOTAL
                       AMOUNT OF       AMOUNTS           NET
   FISCAL             UNDERWRITING    REALLOWED       COMMISSION
YEAR ENDING            COMMISSION     TO DEALERS    TO DISTRIBUTOR
                      ------------  --------------  --------------

     July 31, 1995      $5,089,170      $4,248,856      $  840,314
     July 31, 1994       8,625,370       7,218,669       1,406,701
     July 31, 1993       7,770,503       6,454,824       1,315,679

     During the fiscal years ended July 31, 1994 and 1995, the Distributor and, in its capacity as the Fund's national distributor, DDI received Limited CDSC payments in the amounts of $6,497 and $966, respectively, with respect to Class A Shares. No payments were received during the fiscal year ended July 31, 1993 with respect to the Class A Shares.


     During the period from inception on May 2, 1994 through July 31, 1994 and the fiscal year ended July 31, 1995, the Distributor and, in its capacity as the Fund's national distributor, DDI received CDSC payments in the amount of $1,555 and $184,351, respectively, with respect to Class B Shares.


     Effective as of January 3, 1995, all such payments described above have been paid to the Distributor.

     The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for the Fund and for the other mutual funds in the Delaware Group. The Transfer Agent is paid a fee by the Fund for providing these services consisting of an annual per account charge of $11.00 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Directors, including a majority of the disinterested directors.

     The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of the Fund's advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause the Fund to delete the words "Delaware Group" from the Fund's name.

     Morgan Guaranty Trust Company of New York ("Morgan"), 60 Wall Street, New York, NY 10260, is custodian of the Fund's securities and cash. As custodian for the Fund, Morgan maintains a separate account or accounts for the Fund; receives, holds and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund's portfolio securities.


     The legality of the issuance of the shares offered hereby, registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, has been passed upon for the Fund by Stradley, Ronon, Stevens & Young, Philadelphia, Pennsylvania.

     Shares of the Fund are exempt from Pennsylvania personal property taxes and qualify as an authorized investment for trustees in Pennsylvania if such an investment is otherwise appropriate.

CAPITALIZATION


     The Fund has a present authorized capitalization of five hundred million shares of capital stock with a $1 par value per share. The Fund offers four classes of shares, each representing a proportionate interest in the assets of the Fund, and each having the same voting and other rights and preferences as the other classes, except that shares of the Institutional Class may not vote on matters affecting the Fund's Distribution Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares may vote on any proposal to increase materially the fees to be paid by the Fund under the Rule 12b-1 Plan relating to Class A Shares. General expenses of the Fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Rule 12b-1 Plans of Class A, Class B and Class C Shares will be allocated solely to those classes. The Board of Directors has allocated three hundred fifty million shares to Class A Shares, fifty million shares to Class B Shares, fifty million shares to Class C Shares and fifty million shares to the Institutional Class.

     Shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable.


     Until May 31, 1992, the Fund offered shares of two retail classes, Delchester I class and Delchester II class (now, the Class A Shares).
Delchester I class shares were offered with a higher sales charge than that applicable to the Delchester II class, but without the imposition of a Rule 12b-1 fee. Effective June 1, 1992, following shareholder approval of a Plan of Recapitalization on May 8, 1992, shareholders of the Delchester I class had their shares converted into shares of the Delchester II class and became subject to that class' Rule 12b-1 charges. Effective at the same time, following approval by shareholders, the name of the Delchester II class was changed to the Delchester Fund class. Effective May 2, 1994, the Delchester Fund class became known as the Delchester Fund A Class and the Delchester Fund (Institutional) class became known as the Delchester Fund Institutional Class.

NONCUMULATIVE VOTING

     THESE SHARES HAVE NONCUMULATIVE VOTING RIGHTS WHICH MEANS THAT THE HOLDERS OF MORE THAN 50% OF THE SHARES OF THE FUND VOTING FOR THE ELECTION OF DIRECTORS CAN ELECT ALL THE DIRECTORS IF THEY CHOOSE TO DO SO, AND, IN SUCH EVENT, THE HOLDERS OF THE REMAINING SHARES WILL NOT BE ABLE TO ELECT ANY DIRECTORS.

     This Part B does not include all of the information contained in the Registration Statement which is on file with the Securities and Exchange Commission.

APPENDIX A--IRA INFORMATION


     The Tax Reform Act of 1986 restructured, and in some cases eliminated, the tax deductibility of IRA contributions. Under the Act, the full deduction for IRAs ($2,000 for each working spouse and $2,250 for one-income couples) was retained for all taxpayers who are not covered by an employer-sponsored retirement plan. Even if a taxpayer (or his or her spouse) is covered by an employer-sponsored retirement plan, the full deduction is still available if the taxpayer's adjusted gross income is below $25,000 ($40,000 for taxpayers filing joint returns). A partial deduction is allowed for married couples with incomes between $40,000 and $50,000, and for single individuals with incomes between $25,000 and $35,000. The Act does not permit deductions for contributions to IRAs by taxpayers whose adjusted gross income before IRA deductions exceeds $50,000 ($35,000 for singles) and who are active participants in an employer-sponsored retirement plan. Taxpayers who were not allowed deductions on IRA contributions still can make nondeductible IRA contributions of as much as $2,000 for each working spouse ($2,250 for one-income couples), and defer taxes on interest or other earnings from the IRAs. Special rules apply for determining the deductibility of contributions made by married individuals filing separate returns.

     As illustrated in the following tables, maintaining an Individual Retirement Account remains a valuable opportunity.

     For many, an IRA will continue to offer both an up-front tax break with its tax deduction each year and the real benefit that comes with tax-deferred compounding. For others, losing the tax deduction will impact their taxable income status each year. Over the long term, however, being able to defer taxes on earnings still provides an impressive investment opportunity--a way to have money grow faster due to tax-deferred compounding.

     Even if your IRA contribution is no longer deductible, the benefits of saving on a tax-deferred basis can be substantial. The following tables illustrate the benefits of tax-deferred versus taxable compounding. Each reflects a constant 10% rate of return, compounded annually, with the reinvestment of all proceeds. The tables do not take into account any sales charges or fees. Of course, earnings accumulated in your IRA will be subject to tax upon withdrawal. If you choose a mutual fund with a fluctuating net asset value, like the Fund, your bottom line at retirement could be lower--it could also be much higher.

$2,000 INVESTED ANNUALLY ASSUMING A 10% ANNUALIZED RETURN


15% Tax Bracket              Single -- $0 - $22,750
---------------              Joint  -- $0 - $38,000

                                        HOW MUCH
               CUMULATIVE  HOW MUCH     YOU HAVE
     END OF    INVESTMENT  YOU HAVE     WITH FULL
     YEAR      AMOUNT      WITHOUT IRA  IRA DEDUCTION

      1           $ 2,000     $  1,844       $  2,200
      5            10,000       10,929         13,431
     10            20,000       27,363         35,062
     15            30,000       52,074         69,899
     20            40,000       89,231        126,005
     25            50,000      145,103        216,364
     30            60,000      229,114        361,887
     35            70,000      355,438        596,254
     40            80,000      545,386        973,704

[Without IRA--investment of $1,700 ($2,000 less 15%) earning 8.5% (10% less
15%)]

28% Tax Bracket       Single -- $22,751 - $55,100
---------------       Joint  -- $38,001 - $91,850


                           HOW MUCH  HOW MUCH YOU HAVE
               CUMULATIVE  YOU HAVE    WITH FULL IRA
     END OF    INVESTMENT  WITHOUT     NO
     YEAR      AMOUNT      IRA       DEDUCTION  DEDUCTION
      1        $ 2,000     $  1,544   $  1,584   $  2,200
      5         10,000        8,913      9,670     13,431
     10         20,000       21,531     25,245     35,062
     15         30,000       39,394     50,328     69,899
     20         40,000       64,683     90,724    126,005
     25         50,000      100,485    155,782    216,364
     30         60,000      151,171    260,559    361,887
     35         70,000      222,927    429,303    596,254
     40         80,000      324,512    701,067    973,704

[Without IRA--investment of $1,440 ($2,000 less 28%) earning
 7.2% (10% less 28%)]

[With IRA--No Deduction--investment of $1,440 ($2,000 less
 28%) earning 10%]


     31% Tax Bracket      Single -- $55,101 - $115,000
     ---------------      Joint  -- $91,851 - $140,000

                             HOW MUCH  HOW MUCH YOU HAVE
                 CUMULATIVE  YOU HAVE  WITH FULL IRA
     END OF      INVESTMENT  WITHOUT   NO
     YEAR        AMOUNT      IRA       DEDUCTION  DEDUCTION
      1             $ 2,000  $  1,475   $  1,518   $  2,200
      5              10,000     8,467      9,268     13,431
     10              20,000    20,286     24,193     35,062
     15              30,000    36,787     48,231     69,899
     20              40,000    59,821     86,943    126,005
     25              50,000    91,978    149,291    216,364
     30              60,000   136,868    249,702    361,887
     35              70,000   199,536    411,415    596,254
     40              80,000   287,021    671,855    973,704

[Without IRA--investment of $1,380 ($2,000 less 31%) earning 6.9% (10% less
31%)]

[With IRA--No Deduction--investment of $1,380 ($2,000 less 31%) earning 10%]


36% Tax Bracket*        Single -- $115,001 - $250,000
---------------         Joint  -- $140,001 - $250,000


                                HOW MUCH    HOW MUCH YOU HAVE
                    CUMULATIVE  YOU HAVE      WITH FULL IRA
     END OF         INVESTMENT  WITHOUT       NO
     YEAR           AMOUNT      IRA         DEDUCTION    DEDUCTION

      1             $ 2,000    $  1,362     $  1,408   $  2,200
      5              10,000       7,739        8,596     13,431
     10              20,000      18,292       22,440     35,062
     15              30,000      32,683       44,736     69,899
     20              40,000      52,308       80,643    126,005
     25              50,000      79,069      138,473    216,364
     30              60,000     115,562      231,608    361,887
     35              70,000     165,327      381,602    596,254
     40              80,000     233,190      623,170    973,704


[Without IRA--investment of $1,280 ($2,000 less 36%) earning
 6.4% (10% less 36%)]

[With IRA--No Deduction--investment of $1,280 ($2,000 less
 36%) earning 10%]


     39.6% Tax Bracket*    Single -- over $250,000
     -----------------     Joint  -- over $250,000

                            HOW MUCH    HOW MUCH YOU HAVE
                CUMULATIVE  YOU HAVE      WITH FULL IRA
     END OF     INVESTMENT  WITHOUT       NO
     YEAR       AMOUNT      IRA         DEDUCTION    DEDUCTION

      1           $ 2,000    $  1,281     $  1,329   $  2,200
      5            10,000       7,227        8,112     13,431
     10            20,000      16,916       21,178     35,062
     15            30,000      29,907       42,219     69,899
     20            40,000      47,324       76,107    126,005
     25            50,000      70,677      130,684    216,364
     30            60,000     101,986      218,580    361,887
     35            70,000     143,965      360,137    596,254
     40            80,000     200,249      588,117    973,704

[Without IRA--investment of $1,208 ($2,000 less 39.6%) earning 6.04% (10% less 39.6%)]

[With IRA--No Deduction--investment of $1,208 ($2,000 less 39.6%) earning 10%]

-----------------------
* For tax years beginning after 1992, a 36% tax rate applies to all taxable income in excess of the maximum dollar amounts subject to the 31% tax rate. In addition, a 10% surtax (not applicable to capital gains) applies to certain high-income taxpayers. It is computed by applying a 39.6% rate to taxable income in excess of $250,000. The above tables do not reflect the personal exemption phaseout nor the limitations of itemized deductions that may apply.

       $2,000 SINGLE INVESTMENT AT A RETURN OF 10%
                   COMPOUNDED MONTHLY

              TAXABLE--       TAXABLE--       TAXABLE--
YEARS         39.6%*          36%*            31%
-------------------------------------------------------
 10           $  3,653        $  3,787      $  3,980
 15              4,938           5,210         5,614
 20              6,673           7,169         7,918
 30             12,190          13,572        15,756
 40             22,267          25,696        31,351



              TAXABLE--       TAXABLE--     TAX
YEARS         28%             15%           DEFERRED
-------------------------------------------------------
 10           $  4,100        $  4,665      $  5,414
 15              5,870           7,125         8,908
 20              8,405          10,882        14,656
 30             17,231          25,385        39,675
 40             35,323          59,214       107,401

       $2,000 INVESTED ANNUALLY AT A RETURN OF 10%
                   COMPOUNDED MONTHLY

              TAXABLE--       TAXABLE--       TAXABLE--
YEARS         39.6%*          36%*            31%
-------------------------------------------------------
 10           $ 28,276        $ 28,891      $  29,773
 15             50,241          51,913         54,348
 20             79,928          83,590         89,014
 30            174,276         187,150        206,891
 40            347,756         383,214        441,441


              TAXABLE--       TAXABLE--       TAX
YEARS         28%             15%           DEFERRED
-------------------------------------------------------
 10           $ 30,317        $ 32,819      $  36,018
 15             55,875          63,110         72,877
 20             92,468         109,373        133,521
 30            219,878         287,948        397,466
 40            481,071         704,501      1,111,974


-----------------------
* For tax years beginning after 1992, a 36% tax rate applies to all taxable income in excess of the maximum dollar amounts subject to the 31% tax rate. In addition, a 10% surtax (not applicable to capital gains) applies to certain high-income taxpayers. It is computed by applying a 39.6% rate to taxable income in excess of $250,000. The above tables do not reflect the personal exemption phaseout nor the limitations of itemized deductions that may apply.

THE VALUE OF STARTING YOUR IRA EARLY

     The following illustrates how much more you would have contributing $2,000 each January--the earliest opportunity--compared to contributing on April 15th of the following year--the latest, for each tax year.

               After 5 years            $ 3,528 more
                    10 years            $ 6,113
                    20 years            $17,228
                    30 years            $47,295

     Compounded returns for the longest period of time is the key. The above illustration assumes a 10% rate of return and the reinvestment of all proceeds.

     And it pays to shop around. If you get just 2% more per year, it can make a big difference when you retire. A constant 8% versus 10% return, compounded monthly, illustrates the point. This chart is based on a yearly investment of $2,000 on January 1. After 30 years the difference can mean as much as 50% more!


                   8%             10%
10 years       $  31,828       $ 36,018
30 years         259,288        397,466


     The statistical exhibits above are for illustration purposes only and do not reflect the actual performance for the Fund either in the past or in the future.

FINANCIAL STATEMENTS


     Ernst & Young LLP serves as the independent auditors for the Fund and, in its capacity as such, audits the financial statements contained in the Fund's Annual Report. The Fund's Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets and Notes to Financial Statements, as well as the report of Ernst & Young LLP, independent auditors, for the fiscal year ended July 31, 1995 are included in the Fund's Annual Report to shareholders. The financial statements, the notes relating thereto and the report of Ernst & Young LLP listed above are incorporated by reference from the Annual Report into this Part B.